UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

LKA Gold Incorporated
 (Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-17106 (Commission File Number)	91-1428250 (IRS Employer I.D. No.)

3724  47th Street Ct.  N.W.
Gig Harbor, Washington  98335
 (Address of principal executive offices)

(253) 514-6661
(Registrant’s telephone number)

N/A
(Former name and/or address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Chief Financial Officer

Effective December 31, 2013, Michael Hess resigned as the Chief Financial Officer of LKA Gold Incorporated (the “Company”).  Until a new CFO is appointed by the Board of Directors, duties associated with that office will be performed on an interim basis by Nanette Abraham, who served in this capacity for approximately 10 years prior to Mr. Hess’s appointment in August of 2013.  Mr. Hess will resume his previous duties as LKA’s audit control and accounting supervisor, a position he previously held with the Company since 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                LKA Gold Incorporated
Date:  January 7, 2014

                                                                By: /s/ Kye A. Abraham
                                                                      Kye A. Abraham, President